Business Combinations - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities (Details) - Share Purchase Agreement [Member] $ in Thousands	Oct. 31, 2024 USD ($)
Schedule of Estimated Fair Values of the Assets Acquired and Liabilities [Line Items]
Net assets, excluding cash acquired of $156	$ 244
Intangible assets	229
Goodwill	843
Total net assets acquired	$ 1,316